                                                                   EXHIBIT 10.31


                                                                  EXECUTION COPY


                      AMENDMENT NO. 2 TO CREDIT AGREEMENT


     AMENDMENT dated as of March 24, 2000 to the Credit Agreement dated as of February 5, 1997 (as heretofore amended, the "Credit Agreement") among TRIGON HEALTHCARE, INC. (the "Borrower"), the BANKS party thereto (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

     The parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Amendment. Clause (e) of Section 3.02 is amended by the addition of the following proviso:

     ; provided that clause (e) shall not apply with respect to the representations and warranties set forth in Section 4.04(d) if and to the extent (i) the proceeds of such Borrowing are to be applied to pay maturing commercial paper substantially simultaneously with such Borrowing and (ii) such intended use of proceeds has been indicated in the applicable Notice of Borrowing.

     SECTION 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

     SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 6. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                TRIGON HEALTHCARE, INC.



                                By:_________________________
                                   Name:
                                   Title:
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                            MORGAN GUARANTY TRUST
                              COMPANY OF NEW YORK,
                             as Bank and as Agent



                            By:__________________________
                               Name:
                               Title:

                            THE BANK OF NEW YORK



                            By:___________________________
                               Name:
                               Title:

                            BANK ONE, NA (Main Office - Chicago)
                            (f/k/a The First National Bank of Chicago)



                            By:____________________________
                               Name:
                               Title:

                            THE FUJI BANK, LIMITED



                            By:____________________________
                               Name:
                               Title:

                            WACHOVIA BANK, N.A.
                            Formerly known as
                            WACHOVIA BANK OF NORTH
                             CAROLINA, N.A.



                            By:____________________________
                               Name:
                               Title:


                            THE ASAHI BANK, LTD.



                            By:___________________________
                               Name:
                               Title:

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                            CRESTAR BANK



                            By:__________________________
                               Name:
                               Title:

                            BANQUE NATIONALE DE PARIS


                            By:__________________________
                               Name:
                               Title:

                            By:____________________________
                               Name:
                               Title:

                            FIRST UNION NATIONAL BANK



                            By:___________________________
                               Name:
                               Title:


                            THE SANWA BANK, LIMITED



                            By:___________________________
                               Name:
                               Title: